REVENUE	12 Months Ended
Dec. 31, 2012
REVENUE
19	REVENUE

Revenue by each major product categories is analyzed as follows:

	Year ended December 31,
	2010	2011	2012
	RMB	RMB	RMB

Prescription drugs	503,403	495,352	519,557
Over-the-counter drugs	866,634	911,412	997,997
Nutritional supplements	452,642	450,714	399,397
Herbal products	86,873	99,627	100,419
Other product sales	447,052	534,185	532,486

	2,356,604	2,491,290	2,549,856

Certain pharmaceuticals sold in the PRC, primarily those included in the PRC’s published Medical Insurance Catalogue and those pharmaceuticals whose production or trading are deemed to constitute monopolies by the PRC government, are subject to retail price controls in the form of fixed prices or price ceilings. The fixed prices or the price ceilings of such pharmaceuticals are published by the national and provincial price administration authorities from time to time. The controls over retail prices could have a corresponding effect on Group’s pricing strategy. The prices of pharmaceuticals that are not subject to price controls are determined freely at the Group’s discretion, and in certain cases subject to notification to the provincial pricing authorities. Certain of the Group’s pharmaceutical merchandise are subject to price controls and accordingly, the price of such products could not be increased at the Group’s discretion above the relevant controlled price ceiling without prior governmental approval. In addition, the price of such products may also be adjusted downward by the relevant government authorities in the future. Such price controls, especially downward price adjustment, may negatively affect the Group’s revenue and profitability. For the years ended December 31, 2010, 2011 and 2012, approximately 31%, 30% and 30% respectively of the Group’s revenue was generated from products that are subject to government pricing controls.

None of the Group’s customers contributed 10% or more of the Group’s revenue for the years ended December 31, 2010, 2011 and 2012.